UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2012

TRIDENT MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

0-20784

(Commission File Number)

Delaware	77-0156584
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5201 Great America Parkway, Suite 320

Santa Clara, CA 95054-1140

(Address of principal executive offices, with zip code)

(408) 850-7208

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on January 4, 2012, Trident Microsystems, Inc. (the “Company”) and its wholly-owned subsidiary, Trident Microsystems (Far East) Ltd, a Cayman Islands corporation, (together with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On September 10, 2012, the Debtors filed their monthly operating report for the reporting period of July 2012 with the Bankruptcy Court. The July 2012 monthly operating report is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The monthly operating report contains unaudited financial information which has not been reviewed by independent accountants, is limited to the Debtors and is in a format prescribed by applicable bankruptcy laws. The financial information related to the Debtors included in the monthly operating report has been prepared to conform with specific instructions from the U.S. Trustee and is not presented in accordance with generally accepted accounting principles (“GAAP”) or SEC regulations applicable to financial statements contained in periodic reports filed with the SEC. Preparation of the Debtors’ financial statements in accordance with GAAP could result in material reconciliations and adjustments to certain financial information presented in the monthly operating reports.

The monthly operating report also contains information for periods that are different from those contained in the reports the Company has filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Such information also may not be indicative of the financial condition or operating results of the Company and its subsidiaries for the periods reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act, or of future results. The financial information in the monthly operating report is not presented on a consolidated basis and does not present the consolidated results of the Company. Accordingly, the financial statements in the monthly operating reports cannot be compared with the consolidated financial condition and results of operations that the Company has reported in its Exchange Act filings.

While every effort has been made to assure the accuracy and completeness of the monthly operating report, errors or omissions may have inadvertently occurred and the Company reserves the right to amend the monthly operating report as necessary.

Further information about the bankruptcy process is available at the Claims Agent’s website at www.kccllc.net/trident.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Operating results for the period from July 1, 2012 to July 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2012

TRIDENT MICROSYSTEMS, INC.

/S/ DAVID L. TEICHMANN
David L. Teichmann Executive Vice President, General Counsel & Corporate Secretary